Supplement dated March 29, 2019 to your variable annuity Prospectus dated May 1, 2018 for the variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner. This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented (the “Contract Prospectus”). Please retain it for future reference.

Pacific Select Fund Global Absolute Return Portfolio transfer to the Fidelity® VIP Government Money Market Portfolio

On March 27, 2019, the Board of Trustees of Pacific Select Fund approved a plan of liquidation for vote by affected Contract Owners. If the plan of liquidation is approved by Contract Owners, the transfer of the Global Absolute Return Portfolio will occur on or about April 30, 2019 (the “Transfer Date”). This is not a liquidation of your Variable Annuity Contract.

Effective April 1, 2019, the Global Absolute Return Portfolio will be closed to new allocations and only Contract Owners that have Contract Value in the Global Absolute Return Portfolio as of the end of the Business Day on March 29, 2019, may continue to make Purchase Payments, transfers, or withdrawals involving the Global Absolute Return Portfolio. If you have Contract Value in the Global Absolute Return Portfolio and withdraw or transfer out 100% of that Contract Value, you will not be able to re-invest in the Global Absolute Return Portfolio.

For thirty (30) calendar days before the Transfer Date, if you have Contract Value allocated to the Subaccount investing in the Global Absolute Return Fund, you may make a one-time transfer of all or a portion of such Contract Value to any other available Subaccount without the transfer counting toward the twenty-five (25) transfers permitted each calendar year. All other transfers are subject to limitations as described in your Contract Prospectus.

On the Transfer Date, any Contract Value that remains allocated to the Global Absolute Return Portfolio Subaccount after the close of business will be transferred to the Subaccount investing in the Fidelity VIP Government Money Market Portfolio. Such transfers will be based on the applicable Subaccount Unit values, and the relative net asset values of the Global Absolute Return Portfolio and the Fidelity VIP Government Money Market Portfolio, as of the close of business on the Transfer Date. You will not incur any tax liability because of the transfer and your Contract Value immediately before the transfer will be equal to Contract Value immediately after the transfer. The transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Transfer Date, the Global Absolute Return Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Global Absolute Return Portfolio Subaccount will be deemed an instruction for the Fidelity VIP Government Money Market Portfolio Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Transfer Date (the “free transfer period”), you may make a one-time transfer out of the Fidelity VIP Government Money Market Portfolio Subaccount without the transfer counting towards the transfer limitations described in your Contract Prospectus.

Lord Abbett International Equity Portfolio transfer to the Fidelity® VIP Government Money Market Portfolio

On January 29, 2019, the Board of Directors of Lord Abbett Series Fund, Inc. approved the liquidation of the International Equity Portfolio. This transfer is set to occur on or about April 30, 2019 (with respect to the Lord Abbett International Equity Portfolio, also a “Transfer Date”). This is not a liquidation of your Variable Annuity Contract.

Effective April 1, 2019, the Lord Abbett International Equity Portfolio will be closed to new allocations and only Contract Owners that have Contract Value in the Lord Abbett International Equity Portfolio as of the end of the Business Day on March 29, 2019, may continue to make Purchase Payments, transfers, or withdrawals involving the Lord Abbett International Equity Portfolio. If you have Contract Value in the Lord Abbett International Equity Portfolio and withdraw or transfer out 100% of that Contract Value, you will not be able to re-invest in the Lord Abbett International Equity Portfolio.

For thirty (30) calendar days before the Transfer Date, if you have Contract Value allocated to the Subaccount investing in the Lord Abbett International Equity Portfolio, you may make a one-time transfer of all or a portion of such Contract Value to any other available Subaccount without the transfer counting toward the twenty-five (25) transfers permitted each calendar year. All other transfers are subject to limitations as described in your Contract Prospectus.

On the Transfer Date, any Contract Value that remains allocated to the Lord Abbett International Equity Portfolio Subaccount after the close of business will be transferred to the Subaccount investing in the Fidelity VIP Government Money Market Portfolio. Such transfers will be based on the applicable Subaccount Unit values, and the relative net asset values of the Lord Abbett International Equity Portfolio and the Fidelity VIP Government Money Market Portfolio, as of the close of business on the Transfer Date. You will not incur any tax liability because of the transfer and your Contract Value immediately before the transfer will be equal to Contract Value immediately after the transfer. The transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Transfer Date, the Lord Abbett International Equity Portfolio Subaccount will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Lord Abbett International Equity Portfolio Subaccount will be deemed an instruction for the Fidelity VIP Government Money Market Portfolio Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Transfer Date (the “free transfer period”), you may make a one-time transfer out of the Fidelity VIP Government Money Market Portfolio Subaccount without the transfer counting towards the transfer limitations described in your Contract Prospectus

Please work with your financial advisor to determine if your existing allocation instructions should be changed before or after each Transfer Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 722-4448 or by using any other means described in the Contract Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Contract Prospectus for details.

Any references to the Global Absolute Return Portfolio or Lord Abbett International Equity Portfolio are deleted from the Contract Prospectus after the respective Transfer Dates.

Form No. VASUP0319